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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10487) and in the Prospectus constituting part of the Registration Statements on Form S-3 No. 333-58635, No. 333-43423 and No. 333-45913) of Metal Management, Inc., of our report dated May 28, 1998, except as to Notes 2 and 5, which are as of May 4, 1999, appearing in this Form 10-K/A.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
May 4, 1999